UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 9, 2010

Cytomedix, Inc.
(Exact name of registrant as specified in its charter)

Delaware	01-32518	23-3011702
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

416 Hungerford Drive, Suite 330, Rockville, Maryland 20850
(Address of Principal Executive Office) (Zip Code)

240-499-2680
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant's Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

The registrant hereby incorporates by reference the disclosure made in Item 2.01 below.

Section 2 – Financial Information

Item 2.01  Completion of Acquisition or Disposition of Assets

On April 9, 2010, Cytomedix Acquisition Company, LLC, a Delaware limited liability (the “Buyer”) and Cytomedix, Inc., a Delaware corporation and the sole member of Buyer (the “Company” or the “Parent”, and together with the Buyer, the “Purchasing Parties”), on the one hand, and Sorin Group USA, Inc., a Delaware corporation (the “Seller”), on the other hand, entered into an Asset Purchase Agreement (the “Agreement”) pursuant to which the Purchasing Parties agreed to buy all title and interest in certain assets of and assume certain liabilities in Seller’s operation of the Angel® systems and ActivATTM businesses (including the whole blood separation system, the blood processing kit and blood accessing kit) (the “Business Assets” and such businesses together, the “Business”). The Angel System is a device that utilizes validated blood separation technology to separate platelets and plasma from other components of a patient’s blood. The device provides the necessary flexibility and sophistication for more complex clinical situations. The ActivAT technology facilitates the preparation of autologous human thrombin and currently is sold in Europe and Canada. The Angel and ActivAT technologies acquired from the Sorin Group will provide Cytomedix with immediate access to surgical markets. By acquiring the Angel System, Cytomedix will become the only supplier of PRP technology with FDA cleared indications for topical use and surgical use.

Pursuant to the terms of the Agreement, in consideration for the sale of the Business Assets, the Purchasing Parties will pay to the Seller an aggregate amount equal to $7 million, to be paid as follows: (i) $2 million payable on closing date of transaction, April 9, 2010 (the “Closing Date”), and (ii) $5 million to be paid in accordance with a Secured Promissory Note in principal amount of $5 million with interest accruing at 2.7% per annum (the “Promissory Note” and the amounts outstanding under the Promissory Note, the “Outstanding Amount”). The Promissory Note is secured by a first priority security interest on the Business Assets.  The payments on the Promissory Note are payable as follows: (i) installments of $800,000 each on the 6 and 12 month anniversaries of the Promissory Note, (ii) installments of $1,200,000 each on the 18 and 24 month anniversaries of the Promissory Note, and (iii) an installment of $1,000,000 on the 30 month anniversary of the Note (the “Maturity Date”). In the event of default, the initial rate of interest on the Promissory Note will increase from 2.7% to 4% per annum. This Promissory Promissory Note may be prepaid at any time without premium or penalty. A portion of the foregoing payment obligations of the Company are guaranteed by certain guarantors as described below. The Promissory Note contains other terms and provisions that are customary for instruments of this nature.

The Seller and the Purchasing Parties made customary representations and warranties in the Agreement. The Seller also agreed to various covenants in the Agreement, including, to provide the Purchasing Parties access to the books and records and other relevant information relating to the Business Assets. In addition, the Purchasing Parties are entitled to set-off against deferred payments owed to the Seller for the amount of losses that they, in good faith, believe are owed under the indemnification provisions under the Agreement.  The amount of such set-off will bear a 8% interest rate per annum from the date of exercise of set-off until the date that any amount improperly set-off is paid to the Purchasing Parties, subject to a $500,000 cap on such set-off right.

As part of the Agreement, the Purchasing Parties have agreed to certain non-competition and non-solicitation provisions. Specifically, for a period of 12 months following the closing date, neither the Seller nor any of its affiliates, nor the Purchasing Parties, will directly or indirectly recruit or solicit any of the employees or independent contractors of the other party to terminate their employment or contractual relationship with the other. In addition, for a period expiring 36 months from the closing date neither Seller, nor any of its affiliates, will manufacture, market or sell products that perform the same functions as the Assets and that compete with the Business.  The parties to the Agreement also entered into several side agreements, including, Transition Agreements, Asset Transfer and Assumption Agreements, without limitation, to facilitate the transition and transactions contemplated under the Agreement.

In addition, certain existing shareholders of the Company (the “Guarantors”) executed Guaranty Agreements pursuant to which such Guarantors agreed to guaranty a portion of the Outstanding Amount.  In connection with the foregoing guaranties, the Company agreed to provide the following consideration to the Guarantors: (i) cash fee calculated as a percentage of the Outstanding Amount (the “Cash Fee”), and (ii) 5 year warrants to purchase an aggregate 1,333,334 shares of common stock of the Company at an exercise price of $0.5368 per share, which warrant will not be exercisable until and unless the Company obtains approval of holders of its common stock relating to the issuance of common stock underlying such warrant. In the event the Company is unable to obtain such approval by October 6, 2010, the Cash Fee shall increase from 1.25% to 4.00%. Finally, the Purchasing Parties and the Seller executed a security agreement pursuant to which the Seller will have a security interest in the Business Assets and may exercise such rights to recoup any of the deferred payments under the Agreement which payments are not covered by the Guaranty Agreements.

The foregoing description of the Agreement and other agreements and instruments in connection therewith does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of such agreements and instruments, which are filed as Exhibits to this Current Report on Form 8-K and are incorporated herein by reference. The Agreement contains representations and warranties by each of the parties thereto. These representations and warranties have been made solely for the benefit of the other parties to the Agreement and:

•	should not be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	may have been qualified in the Agreement by disclosures that were made to the other party in connection with the negotiation of the Agreement;

•	may apply contract standards of "materiality" that are different from "materiality" under the applicable securities laws; and

•	were made only as of the date of the Agreement or such other date or dates as may be specified in the Agreement.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The registrant hereby incorporates by reference the disclosure made in Item 2.01 above related to the Promissory Note.

Section 3 – Securities and Trading Markets

Item 3.02  Unregistered Sales of Equity Securities

On April 9, 2010, the Company entered into Subscription Agreements (the “Subscription Agreements”) with certain accredited investors (the “Purchasers”), with respect to the sale of its (i) 10% Series D convertible preferred stock (the “Preferred Stock”), and (ii) warrants to purchase shares of common stock of the Company (the “Warrants”) (together, the “Securities”), for gross proceeds of $3.65 million (the “Preferred Stock Offering”).

The Preferred Stock earns dividends at the rate of 10% per annum, payable quarterly in cash or, in the Company’s sole discretion, in shares of the Company’s common stock.  The Preferred Stock may be converted, at the holder’s option, into fully paid and non-assessable shares of the Common Stock at the conversion price equal to 90% of the volume weighted average price (“VWAP”) for the 10 trading days prior to the closing date, or $0.4392. The conversion price on the Preferred Stock for affiliate investors is $0.5580.  However, no conversions of the Preferred Stock  or exercise of the Warrants sold in the Preferred Stock Offering may exceed 19.99% of the total issued and outstanding shares of the Company’s outstanding common stock on the original issue date, unless such issuances in excess of such limitation are approved by the Company’s common stockholders. Except as required by law, holders of the Preferred Stock are not entitled to voting rights. Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, the holders will be entitled to receive out of the Company’s assets an amount equal to the stated value, plus any accrued and unpaid dividends thereon and any other fees then due and owing thereon, for each share of Preferred Stock before any distribution or payment is made to the holders of any junior securities. At any time after the third anniversary of the issuance date, the Company may redeem some or all of the then outstanding Preferred Stock, for cash. The Preferred Stock will not be listed on any securities exchange or automated quotation system.

The Purchasers will also be issued five-year Warrants to purchase, in the aggregate, 4,128,631 shares of common stock, which number represents 50% of shares of common stock underlying the Preferred Stock as of the closing of the Preferred Stock Offering, at an exercise price per share (the “Exercise Price”) of $0.5368.  Subject to the numeric limitation and shareholder approval requirement described above, each Warrant is exercisable immediately on the date of issuance and will expire on April 9, 2015. The Company will use its reasonable best efforts to file a registration statement to register the resale of the shares of the Company common stock issuable upon conversion of the Preferred Stock and exercise of the Warrants.

All Purchasers in the Preferred Stock Offering were “accredited investors” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)), and the Company sold the securities in the Preferred Stock Offering in reliance upon an exemption from registration contained in Section 4(2) and Rule 506 under the Securities Act. The securities sold in the Preferred Stock Offering may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Except as set forth below, there are no discounts or brokerage fees associated with the Preferred Stock Offering. The net proceeds of the Preferred Stock Offering will be used to pay purchase price consideration in connection with the asset acquisition described in Item 2.01 above and for general corporate and working capital purposes.

The Company has retained Maxim Group LLC (“Maxim”) to act as its exclusive placement agent on a “commercially reasonable efforts” basis with respect to this Preferred Stock Offering. Under the terms of the Company’s engagement letter with Maxim, Maxim may be entitled to (i) a commission of 8% of the gross proceeds received by the Company payable in cash on the closing date(s); (ii) a warrant to purchase the number of shares of the Company common stock equal to 4% of the number of shares of common stock underlying the securities issued in this Offering, and (iii) certain reimbursement of various offering related expenses in the amount not to exceed $50,000.

The foregoing description of the Preferred Stock, the Warrants and the Certificate of Designations for the Preferred Stock and other agreements and instruments in connection with the Preferred Stock Offering does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of such instruments, which are filed as Exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

The information contained in Item 2.01 with respect to the issuance of warrants to the Guarantors is hereby incorporated by reference.

Section 5 – Corporate Governance and Management

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information contained in Item 3.02 is hereby incorporated by reference. The Certificate of Designation for the 10% Series D Convertible Preferred Stock, which authorizes a total of 2,000,000 shares of Preferred Stock, was filed with the Delaware Secretary of State and was effective upon filing.

Section 7 – Regulation FD

Item 7.01  Regulation FD Disclosure

Attached, as Exhibit 99.2, is the press release issued in connection with the execution of the Agreement.  The information in Exhibit 99.2 is not “filed” pursuant to the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any Securities Act registration statements. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

Section 9 – Exhibits

Item 9.01  Exhibits

(a)	Financial Statements for Businesses Acquired.

Historically, the Seller did not operate the Business Assets as a separate subsidiary, division, or entity and did not maintain separate financial information nor prepare separate audited financial statements related to the Business Assets.  The Business Assets were a small part of the Seller’s overall business operations and were not operated and managed on a stand-alone basis. Accordingly, it is impracticable to obtain full financial statements for the Business Assets as required by Rule 8-04 of Regulation S-X. Pursuant to a request filed by the Company with the Securities and Exchange Commission (the “SEC”), the Staff of the SEC has advised the Company that it will not object to the Company presenting audited statements of net assets acquired and liabilities assumed and of revenues and direct expenses of the Business Assets, in satisfaction of the filing requirements of Rule 8-04. The following audited financial statements are filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated in their entirety herein by reference:

•	Report of Independent Registered Public Accounting Firm

•	Audited Combined Statements of Net Assets Acquired and Liabilities Assumed as of December 31, 2008 and 2009;

•	Audited Combined Statements of Revenues and Direct Expenses for the Years Ended December 31, 2008 and 2009; and

•	Notes to the Combined Statements of Net Assets Acquired and Liabilities Assumed and Combined Statements of Revenues and Direct Expenses

(b)	Pro forma financial information

The pro forma financial information required by this Item, with respect to the acquisition described in Item 2.01 herein, will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.

(c)	Exhibits

2.1	Asset Purchase Agreement by and among Sorin Group USA, Inc., Cytomedix Acquisition Company and Cytomedix, Inc, dated as of April 9, 2010.

4.1	Form of Warrant.

4.2	Certificate of Designation, Relative Rights and Preferences of the 10% Series D Convertible Preferred Stock.

10.1	Form of Transition Agreement, dated as of April 9, 2010.

10.2	Form of Asset Transfer and Assumption Agreement, dated as of April 9, 2010.

10.3	Form of Subscription Agreement.

10.4	Form of Registration Rights Agreement.

10.5	Form of Promissory Note

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Audited Combined Statements of the Business Acquired

99.2	Press Release

Forward-Looking Statements

Certain statements in this Report are forward-looking statements that involve a number of risks and uncertainties. For such statements, the Company claims the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from the Company’s expectations. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, risks related to the Company’s ability to integrate the acquisition, assumption of liabilities, or ability to satisfy the deferred payments. Additional factors that could cause actual results to differ materially from those stated or implied by the Company’s forward-looking statements are disclosed in its filings with the Commission. These forward-looking statements represent the Company’s judgment as of the time of this report. The Company disclaims any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Cytomedix, Inc.

By:	/s/ Martin Rosendale
Martin Rosendale Chief Executive Officer

Date:   April 12, 2010